                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Mid Value Portfolio      Security Description: Common Stock

Issuer: Realogy Holdings Corp.                         Offering Type:        US Registered

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        10/11/2012        None                                       N/A

2.   Trade Date                                           10/11/2012        Must be the same as #1                     YES

3.   Unit Price of Offering                                 $27.00          None                                       N/A

4.   Price Paid per Unit                                    $27.00          Must not exceed #3                         YES

5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *             YES

6.   Underwriting Type                                       FIRM           Must be firm                               YES

7.   Underwriting Spread                                    1.2825          Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                          $253,800         None                                       N/A

9.   Total Size of Offering                             $1,080,000,000      None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $24,850,800       #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate       GOLDMAN, SACHS & CO.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the            YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced Portfolio       Security Description: Common Stock

Issuer: American International Group                   Offering Type:        US Registered

                                                                                                           IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER             APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------  ------------------------------------  -------------
1.   Offering Date                                     12/11/2012    None                                       N/A

2.   Trade Date                                        12/11/2012    Must be the same as #1                     YES

3.   Unit Price of Offering                              $32.50      None                                       N/A

4.   Price Paid per Unit                                 $32.50      Must not exceed #3                         YES

5.   Years of Issuer's Operations                     MORE THAN 3    Must be at least three years *             YES

6.   Underwriting Type                                    FIRM       Must be firm                               YES

7.   Underwriting Spread                                 0.1218      Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       $74,750      None                                       N/A

9.   Total Size of Offering                          $7,610,497,570  None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      $27,950,000    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                       25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                               Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         CITIGROUP     affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the        YES        Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2042)        Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                        08/16/2012        None                                      N/A

2.   Trade Date                                           08/16/2012        Must be the same as #1                    YES

3.   Unit Price of Offering                               99.616 USD        None                                      N/A

4.   Price Paid per Unit                                  99.616 USD        Must not exceed #3                        YES

5.   Years of Issuer's Operations                            > 3            Must be at least three years *            YES

6.   Underwriting Type                                       FIRM           Must be firm                              YES

7.   Underwriting Spread                                    0.875%          Sub-Adviser determination to be made      YES

8.   Total Price paid by the Fund                         31,000 USD        None                                      N/A

9.   Total Size of Offering                            650,000,000 USD      None                                      N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        55,000,000 USD      #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                              25% **                                    YES
     companies

11.  Underwriter(s) from whom the Fund                                      Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate       GOLDMAN SACHS & CO.    affiliates ***                            YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES            Must be "Yes" or "N/A"                    YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2022)        Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  ---------------
1.   Offering Date                                       08/16/2012      None                                       N/A

2.   Trade Date                                          08/16/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.58 USD       None                                       N/A

4.   Price Paid per Unit                                 99.58 USD       Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.450%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        15,000 USD      None                                       N/A

9.   Total Size of Offering                          1,250,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      600,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         MERRILL LYNCH,    affiliates ***                             YES
     members)                                         PIERCE, FENNER &
                                                         SMITH INC.
12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: WellPoint Inc.                                 Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       09/05/2012      None                                       N/A

2.   Trade Date                                          09/05/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.663 USD      None                                       N/A

4.   Price Paid per Unit                                 99.663 USD      Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                  0.6505%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        8,000 USD       None                                       N/A

9.   Total Size of Offering                          1,000,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       50,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL   affiliates ***                             YES
     members)                                          MARKETS, INC.

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: NBCUniversal Media LLC                         Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       09/28/2012      None                                       N/A

2.   Trade Date                                          09/28/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.817 USD      None                                       N/A

4.   Price Paid per Unit                                 99.817 USD      Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.045%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        35,000 USD      None                                       N/A

9.   Total Size of Offering                          1,000,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       45,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY &   affiliates ***                             YES
     members)                                              CO LLC

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2042)        Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                 IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ---------------------  ------------------------------------  -------------
1.   Offering Date                                        08/16/2012       None                                       N/A

2.   Trade Date                                           08/16/2012       Must be the same as #1                     YES

3.   Unit Price of Offering                               98.616 USD       None                                       N/A

4.   Price Paid per Unit                                  98.616 USD       Must not exceed #3                         YES

5.   Years of Issuer's Operations                            > 3           Must be at least three years *             YES

6.   Underwriting Type                                       FIRM          Must be firm                               YES

7.   Underwriting Spread                                    0.875%         Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       1,033,000 USD      None                                       N/A

9.   Total Size of Offering                            650,000,000 USD     None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by        55,000,000 USD     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                             25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                     Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate       GOLDMAN SACHS & CO.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the           YES           Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: Burlington Northern Santa Fe LLC (2022)        Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  --------------------------------------------   -------------------  ------------------------------------  -------------
1.   Offering Date                                       08/16/2012      None                                       N/A

2.   Trade Date                                          08/16/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.58 USD       None                                       N/A

4.   Price Paid per Unit                                 99. 58 USD      Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.450%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       510,000 USD      None                                       N/A

9.   Total Size of Offering                          1,250,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by      600,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         MERRILL LYNCH,    affiliates ***                             YES
     members)                                         PIERCE, FENNER &
                                                         SMITH INC.
12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: WellPoint Inc.                                 Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       09/05/2012      None                                       N/A

2.   Trade Date                                          09/05/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.663 USD      None                                       N/A

4.   Price Paid per Unit                                 99.663 USD      Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                  0.6505%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                       283,000 USD      None                                       N/A

9.   Total Size of Offering                          1,000,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       50,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL   affiliates ***                             YES
     members)                                          MARKETS, INC.

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: NBCUniversal Media LLC                         Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -------------------  ------------------------------------  -------------
1.   Offering Date                                       09/28/2012      None                                       N/A

2.   Trade Date                                          09/28/2012      Must be the same as #1                     YES

3.   Unit Price of Offering                              99.817 USD      None                                       N/A

4.   Price Paid per Unit                                 99.817 USD      Must not exceed #3                         YES

5.   Years of Issuer's Operations                           > 3          Must be at least three years *             YES

6.   Underwriting Type                                      FIRM         Must be firm                               YES

7.   Underwriting Spread                                   0.045%        Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                      1,210,000 USD     None                                       N/A

9.   Total Size of Offering                          1,000,000,000 USD   None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       45,000,000 USD    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                           25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                   Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MORGAN STANLEY &   affiliates ***                             YES
     members)                                              CO LLC

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the          YES          Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: UNITEDHEALTH GROUP INC                         Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER               APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  -----------------  ------------------------------------  -------------
1.   Offering Date                                      10/17/2012     None                                       N/A

2.   Trade Date                                         10/17/2012     Must be the same as #1                     YES

3.   Unit Price of Offering                             99.842 USD     None                                       N/A

4.   Price Paid per Unit                                99.842 USD     Must not exceed #3                         YES

5.   Years of Issuer's Operations                          > 3         Must be at least three years *             YES

6.   Underwriting Type                                     FIRM        Must be firm                               YES

7.   Underwriting Spread                                  0.450%       Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                        $235,000      None                                       N/A

9.   Total Size of Offering                            $625,000,000    None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $20,000,000     #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                         25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                 Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         J.P. MORGAN     affiliates ***                             YES
     members)                                         SECURITIES LLC

12.  If the affiliate was lead or co-lead manager,
     Was the instruction listed below given to the         YES         Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Core Bond                Security Description: Corporate Bond

Issuer: CC HOLDINGS GS V LLC                           Offering Type:        144A
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ------------------------  ------------------------------------  -------------
1.   Offering Date                                         12/11/2012         None                                       N/A

2.   Trade Date                                            12/11/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                100.00 USD         None                                       N/A

4.   Price Paid per Unit                                   100.00 USD         Must not exceed #3                         YES

5.   Years of Issuer's Operations                              > 3            Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      1.00%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                           $755,000          None                                       N/A

9.   Total Size of Offering                              $1,000,000,000       None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $47,000,000        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MERRILL LYNCH, PIERCE   affiliates ***                             YES
     members)                                          FENNER & SMITH INC.

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: UNITEDHEALTH GROUP INC                         Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                             IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER              APPLICABLE RESTRICTION            (YES/NO)
---  ---------------------------------------------  ----------------  -------------------------------------  -------------
1.   Offering Date                                      10/17/2012    None                                        N/A

2.   Trade Date                                         10/17/2012    Must be the same as #1                      YES

3.   Unit Price of Offering                             99.842 USD    None                                        N/A

4.   Price Paid per Unit                                99.842 USD    Must not exceed #3                          YES

5.   Years of Issuer's Operations                          > 3        Must be at least three years *              YES

6.   Underwriting Type                                     FIRM       Must be firm                                YES

7.   Underwriting Spread                                  0.450%      Sub-Adviser determination to be made        YES

8.   Total Price paid by the Fund                         $5,000      None                                        N/A

9.   Total Size of Offering                            $625,000,000   None                                        N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by       $20,000,000    #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                        25% **                                      YES
     companies

11.  Underwriter(s) from whom the Fund                                Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate         J.P. MORGAN    affiliates ***                              YES
     members)                                         SECURITIES LLC

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the         YES        Must be "Yes" or "N/A"                      YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: CC HOLDINGS GS V LLC                           Offering Type:        144A
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  -----------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                         12/11/2012         None                                       N/A

2.   Trade Date                                            12/11/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                100.00 USD         None                                       N/A

4.   Price Paid per Unit                                   100.00 USD         Must not exceed #3                         YES

5.   Years of Issuer's Operations                              > 3            Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                      1.00%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                            $23,000          None                                       N/A

9.   Total Size of Offering                              $1,000,000,000       None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by           $47,000,000        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        MERRILL LYNCH, PIERCE   affiliates ***                             YES
     members)                                          FENNER & SMITH INC.

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:   Transamerica Partners Balanced                 Security Description: Corporate Bond

Issuer: TEVA PHARMACEUTICAL FINANCE COMPANY            Offering Type:        US Registered
                                                       (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
---  -----------------------------------------------  ----------------------  ------------------------------------  -------------
1.   Offering Date                                         12/13/2012         None                                       N/A

2.   Trade Date                                            12/13/2012         Must be the same as #1                     YES

3.   Unit Price of Offering                                99.802 USD         None                                       N/A

4.   Price Paid per Unit                                   99.802 USD         Must not exceed #3                         YES

5.   Years of Issuer's Operations                              > 3            Must be at least three years *             YES

6.   Underwriting Type                                        FIRM            Must be firm                               YES

7.   Underwriting Spread                                     0.450%           Sub-Adviser determination to be made       YES

8.   Total Price paid by the Fund                            $72,000          None                                       N/A

9.   Total Size of Offering                              $1,300,000,000       None                                       N/A

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by          $103,200,000        #10 divided by #9 must not exceed
     the same Sub-Adviser for other investment                                25% **                                     YES
     companies

11.  Underwriter(s) from whom the Fund                                        Must not include Sub-Adviser
     purchased (attach a list of ALL syndicate        BARCLAYS CAPITAL INC.   affiliates ***                             YES
     members)

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the             YES            Must be "Yes" or "N/A"                     YES
     broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        /s/
                                        ----------------------------------------
                                        Artemis Brannigan
                                        Vice President, Portfolio Compliance
                                        BlackRock Investment Management, LLC

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.